UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02    Compensatory Arrangements of Certain Officers

On July 28, 2016, Diversified Restaurant Holdings, Inc. (the "Company") entered into a Second Amendment (the “Option Amendment”) to the Stock Option Agreement of 2010 (the “Original Agreement”) with directors T. Michael Ansley, David G. Burke, Jay Dusenberry, David Ligotti, Gregory Stevens, Joe Nowicki, and Philip Friedman. The Original Agreement, entered into on July 31, 2010, and amended once previously by a first amendment thereto, granted each of foregoing directors, including T. Michael Ansley, who serves as the Company’s President and Chief Executive Officer, and David G. Burke, who serves as the Company’s Chief Financial Officer and Treasurer, the option to purchase 30,000 shares of common stock exercisable at $2.50 per share as compensation for their services as directors. The Original Agreement indicated that options will expire on July 31, 2016. The Option Amendment extends the expiration date from July 31, 2016 to July 31, 2019. A copy of the Option Amendment is attached as Exhibit 10.1.

Item 5.03    Amendments to Articles of Incorporation or Bylaws

On July 28, 2016, the Board of Directors of the Company approved and adopted the Second Amendment to the Company’s Amended and Restated Bylaws (the “Second Amendment”). Sections 2.01 and 2.04 of the Company’s Bylaws were amended to expressly permit the issuance of uncertificated shares and the trading of the Company’s securities in book-entry form; the Company previously possessed this power by statute and is now expressly incorporating this power into its Bylaws. Section 2.09 was amended to provide that that Company may issue fractional shares in certificated or book-entry form or may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined. Additionally, the changes to Section 2.09 eliminate certificates for scrip. The changes to Section 2.09 were made to align the Company’s procedures regarding fractional shares with those of its transfer agent.

The Second Amendment was effective immediately upon adoption. A copy of the Second Amendment is filed herewith as Exhibit 3.1.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.              Description

3.1        Second Amendment to Amended and Restated Bylaws of Diversified Restaurant Holdings, Inc.
10.1        Form of Second Amendment to the Diversified Restaurant Holdings, Inc. Stock Option Agreement of 2010

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: July 29, 2016	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.              Description

3.1        Second Amendment to Amended and Restated Bylaws of Diversified Restaurant Holdings, Inc.

10.1        Form of Second Amendment to the Diversified Restaurant Holdings, Inc. Stock Option Agreement of 2010

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